================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 1998

                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


     Georgia                       0-11258                     58-1521612
 (State or Other              (Commission File               (IRS Employer
 Jurisdiction of                   Number)               (Identification Number)
 Incorporation)


                              515 East Amite Street
                         Jackson, Mississippi 39201-2702
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600

================================================================================

ITEM 5.  OTHER EVENTS.

         On July 23, 1998, WorldCom, Inc. issued its second quarter 1998 earnings release, certain portions of which are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7(C)  EXHIBITS.

         The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

         Exhibit No.        Description
         ----------         -----------
         99.1               Certain portions of the Press release dated
                            July 23, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WORLDCOM, INC.



                                                By: /s/ Scott D. Sullivan
                                                   --------------------------
                                                   Scott D. Sullivan
                                                   Chief Financial Officer
July 24, 1998

                                  EXHIBIT INDEX

         Exhibit No.       Description of Exhibit
         ----------        ----------------------
            99.1           Certain portions of the Press release dated July 23, 1998.

                                       4